UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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MONOTYPE IMAGING HOLDINGS INC.

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On July 26, 2019, Monotype Imaging Holdings Inc. (“Monotype”) delivered the following communications in connection with its pending acquisition by an affiliate of HGGC, LLC:

(i)	Employee Letter;

(ii)	Employee FAQ; and

(iii)	Customer Letter.

The press release referred to in the communications included herein is filed as Exhibit 99.2 to the Report on Form 8-K filed by Monotype on July 26, 2019.

Monotype-HGGC Transaction Employee Letter

Dear Team,

Today we announced an agreement under which Monotype will become a private company, enabling us to build on our strategy of maximizing customer engagement in today’s digital, mobile and global landscape. Our partner in this transaction is HGGC, a leading private-equity firm with deep knowledge and experience investing in and growing companies like ours. HGGC has agreed to acquire Monotype for approximately $825 million, or $19.85 per share in cash, without interest and net of any required withholding of taxes. Our release can be read here.

As you know, over the last several years, we have strategically shifted our business from primarily serving a small group of OEM manufacturers to one that addresses the needs of thousands of brands and millions of creative professionals worldwide. HGGC believes in our strategy, and as a private company, we will have the financial support and added flexibility to invest in ways that deliver more value and improve the overall experience for our customers. In addition to financial resources, HGGC brings deep sector knowledge and operational insight to support continued execution of our strategy.

In terms of next steps, the transaction is expected to close in the fourth quarter of this year. As stated in the press release, HGGC has been impressed with the Monotype team under our leadership and is excited to be working with the company. We expect to remain at our current offices here in Woburn and to operate much as we do today, guided by our mission, vision and values.

In short, it is business as usual. We must all stay focused on our shared goals, and on delivering the highest-quality services to our customers. We are counting on you to remain focused on your day-to-day responsibilities and providing our customers with the excellent service they have come to expect.

We recognize that change often brings questions, and we have attached a “Frequently Asked Questions” document to help address some of those. Please also join me for an all-employee town hall at 10:00 AM ET, today – an invitation has been sent to all employees. This will be followed by functional and regional all-hands meetings led by your respective leader.

I want to thank each of you for helping to build Monotype into the company it is today. This transaction was made possible because HGGC recognizes our proven track record of innovation, strong customer relationships, talented employees and company culture. We hope you share our enthusiasm about this next chapter ahead for Monotype.

Sincerely,

Scott

Additional Information about the Proposed Merger Transaction and Where to Find It

This communication relates to the proposed merger transaction involving Monotype Imaging Holdings Inc. (“Monotype”) and may be deemed to be solicitation material in respect of the proposed merger transaction. In connection with the proposed merger transaction, Monotype will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that Monotype may file with the SEC or send to Monotype’s stockholders in connection with the proposed merger transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF MONOTYPE ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MONOTYPE, THE PROPOSED MERGER TRANSACTION AND RELATED MATTERS. The proposed merger transaction will be submitted to Monotype’s stockholders for their consideration. Investors and security holders will be able to obtain free copies of the Proxy Statement (when available) and other documents filed by Monotype with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Monotype with the SEC will also be available free of charge on Monotype’s website at www.monotype.com or by contacting Monotype’s Investor Relations contact at ir@monotype.com.

Participants in the Solicitation

Monotype and its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from Monotype’s stockholders with respect to the proposed merger transaction under the rules of the SEC. Information about the directors and executive officers of Monotype and their ownership of shares of Monotype’s common stock is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 25, 2019, its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 4, 2019 and in subsequent documents filed with the SEC, including the Proxy Statement. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests in the merger transaction, by security holdings or otherwise, will also be included in the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of this document as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Monotype generally identifies forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. These statements are only predictions. Monotype has based these forward-looking statements largely on its then-current expectations and projections about future events and financial trends as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Monotype’s control. Monotype’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) risks associated with Monotype’s ability to obtain the stockholder approval required to consummate the proposed merger transaction and the timing of the closing of the proposed merger transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed merger transaction will not occur; (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) unanticipated difficulties or expenditures relating to the proposed merger transaction, the response of business partners and competitors to the announcement of the proposed merger transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed merger transaction; and (v) those risks detailed in Monotype’s most recent Annual Report on Form 10-K and subsequent reports filed with the SEC, as well as other documents that may be filed by Monotype from time to time with the SEC. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Monotype cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, Monotype undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Monotype-HGGC Transaction Employee FAQ

Transaction

1.	Why this transaction? Why now?

•	Partnering with HGGC will deliver immediate value at a significant premium to our shareholders and allow us to accelerate our growth strategy.

•

Over the last several years, we have strategically shifted our business from primarily serving a small group of OEM manufacturers to one that addresses the needs of thousands of brands and millions of creative professionals worldwide.

•	Becoming a private company will provide financial support and significantly more flexibility to invest in ways that deliver more value and improve the overall experience for our customers.

2.	Who is HGGC?

•	HGGC is based in Palo Alto, California, and is a leading middle-market private equity firm with over $4.3 billion in cumulative capital commitments.

•	HGGC’s unique approach to investing is based on forging partnerships with founder-owners, management teams and sponsors.

•	More information about HGGC can be found on its website: https://www.hggc.com/.

3.	What is the difference between a public and private company?

•	A public company is a company that has shares traded by outside shareholders on public exchanges, like NASDAQ, and must disclose financial information to shareholders and the public.

•

A privately-held company is owned by the company’s founders, management or a group of private investors. Their shares are not publicly traded and typically they are not required to disclose their financial information publicly to investors since they do not trade stock on a stock exchange.

4.	What does it mean to be a private company?

•	As a private company, we expect to benefit from financial support and significantly more flexibility to invest in ways that deliver more value and improve the overall experience for our customers.

•	Overall, this is an exciting new chapter for Monotype, our customers and our partners.

•	From a day-to-day perspective, there will not be many changes to how we do business. The biggest change is simply that our stock will no longer be trading on a public stock exchange.

•	In short, it remains business as usual.

5.	What are some examples of companies I might know that have been taken private?

•	Examples of companies that other investors have taken private:

•	Qlik Technologies

•	Lifetime Fitness

•	Panera Bread

•	Petsmart

•	Safeway

•	Burger King

6.	Does this mean we are a private company today? Are our new owners already involved?

•	Not yet. Today is simply the day we are announcing an agreement with HGGC to be acquired.

•	There are several approvals needed, both regulatory and from our shareholders, to complete the transaction. That process is expected to be completed in the fourth quarter of 2019.

•	We remain a public company until that time.

7.	Once we close, how will HGGC work with Monotype moving forward? What does this mean for our strategy?

•	Once we close, we expect to benefit from financial support and significantly more flexibility to invest in ways that deliver more value and improve the overall experience for our customers.

•	HGGC is impressed with the quality and expertise of our team, and we are confident that with their support we will continue to pursue our long-term strategy and goals.

8.	What does this transaction mean for customers and business partners?

•	Partnering with HGGC will provide financial support and flexibility to invest in ways that deliver value and improve the overall experience for our customers.

•	This transaction will enable us to get even better at what we do.

•	We look forward to continuing to serve our customers and helping them maximize their customer engagement in today’s digital, mobile and global landscape.

9.	What will happen to Monotype’s leadership following the close of the transaction? What will happen to Monotype’s headquarters?

•	As stated in the press release, HGGC has been impressed with the Monotype team under our leadership and is excited to be working with the company.

•	We expect to remain at our current offices here in Woburn.

10.	Will there be any changes to the Monotype name and brand?

•	We expect to maintain the Monotype name and brand.

11.	Will this have any impact on my job?

•	This is just day 1 – the transaction hasn’t yet closed – so we’re continuing to operate as we always have and you should see no change as a result of this announcement.

•	Once we close, we expect to get even better at what we do – and HGGC is highly supportive of management’s vision for the future and strategic plan.

•	You should also know that the talent, expertise and passion that our employees have for our business are among the many reasons HGGC is acquiring Monotype.

12.	Will there be any changes to employee salaries, compensation or benefits as a result of the transaction?

•	This is just day 1 – the transaction hasn’t yet closed – so we’re continuing to operate as we always have and you should see no change as a result of this announcement.

•	Once we close, management will review our total rewards philosophy to ensure we have a program that is market competitive and continues to incent and reward performance and contributions.

13.	I own shares in Monotype. What do I need to do? Can I trade Monotype shares?

•	There is no action required at this time.

•	If you own shares, you will be given the opportunity to vote your shares for or against the transaction.

•	Details regarding the shareholder vote will be communicated to you in advance.

•	Upon closing of the transaction, each vested share you own will automatically be exchanged for $19.85 per share in cash, without interest and subject to withholding of taxes.

•	Unless you have been instructed otherwise, and subject to our company securities trading policy and quarterly blackout periods, the trading window is currently open.

14.	What will happen to my vested stock options?

•

If at the time of the completion of the merger, you have vested stock options that are in-the-money (i.e., the per share exercise price for the stock option is lower than $19.85), those options will be cancelled at the closing of the merger. In exchange for these vested stock options, you will receive a cash payment within five days following the closing of the merger equal to the amount by which the merger consideration of $19.85 exceeds the exercise price of the stock option multiplied by the number of Monotype shares subject to the option. This payment will be subject to applicable withholding of taxes.

•

If any of your stock options are “underwater” (i.e., the option has a per share exercise price that is equal to or greater than $19.85), those options will be cancelled at the time of the completion of the merger without payment.

15.	What will happen to my unvested stock options?

•

If at the time of the completion of the merger, you have unvested stock options that are in-the-money (i.e., the per share exercise price for the stock option is lower than $19.85), those options will be assumed and substituted and will remain subject to the same terms and conditions that were applicable to the options prior to the merger (including vesting, exercise and forfeiture terms and accelerated vesting upon certain terminations of employment), and upon vesting you will receive a cash payment equal to the amount by which the merger consideration of $19.85 exceeds the exercise price of the stock option multiplied by the number of shares subject to the option then vesting. These payments will be subject to applicable withholding of taxes.

•

If any of your unvested stock options are “underwater” (i.e., the option has a per share exercise price that is equal to or greater than $19.85), those options will be cancelled at the time of the completion of the merger without payment.

16.	What will happen to my unvested RSAs?

•

If at the time of the completion of the merger, you have unvested restricted stock awards (“RSAs”), those RSAs will be assumed and substituted and will remain subject to the same terms and conditions that were applicable to the RSAs prior to the merger (including vesting, settlement and forfeiture terms and accelerated vesting upon certain terminations of employment), and upon vesting you will receive a cash payment equal to the merger consideration of $19.85 multiplied by the number of restricted shares then vesting. These payments will be subject to applicable withholding of taxes.

17.	What will happen to my vested RSUs?

•

If at the time of the completion of the merger, you have vested restricted stock units (“RSUs”), those RSUs will be cancelled at the closing of the merger. In exchange for these vested RSUs, you will receive a cash payment within five days following the closing of the merger equal to the merger consideration of $19.85 multiplied by the number of RSUs. This payment will be subject to applicable withholding of taxes.

18.	What will happen to my unvested RSUs?

•

If at the time of the completion of the merger, you have unvested RSUs, those RSUs will be assumed and substituted and shall remain subject to the same terms and conditions that were applicable to the RSUs prior to the merger (including vesting, settlement and forfeiture terms and accelerated vesting upon certain terminations of employment), and upon vesting you will receive a cash payment equal to the merger consideration of $19.85 multiplied by the number of RSUs then vesting. These payments will be subject to applicable withholding of taxes.

19.	Who do I contact if I have further questions? What do I do now?

•	Please contact your respective functional leader if you have further questions.

•	It is important that we all stay focused on our day-to-day responsibilities and providing our customers with the excellent service they have come to expect.

20.	What do I do if I’m contacted by a member of the news media or other external source about the transaction?

•	Announcements of this nature often generate increased media attention and it is important we speak with one voice.

•	If you are contacted by a member of the media, do not comment or offer your own response, but instead please direct inquiries to Doreen Maciak, Corporate Communications Director.

Additional Information about the Proposed Merger Transaction and Where to Find It

This communication relates to the proposed merger transaction involving Monotype Imaging Holdings Inc. (“Monotype”) and may be deemed to be solicitation material in respect of the proposed merger transaction. In connection with the proposed merger transaction, Monotype will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that Monotype may file with the SEC or send to Monotype’s stockholders in connection with the proposed merger transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF MONOTYPE ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MONOTYPE, THE PROPOSED MERGER TRANSACTION AND RELATED MATTERS. The proposed merger transaction will be submitted to Monotype’s stockholders for their consideration. Investors and security holders will be able to obtain free copies of the Proxy Statement (when available) and other documents filed by Monotype with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Monotype with the SEC will also be available free of charge on Monotype’s website at www.monotype.com or by contacting Monotype’s Investor Relations contact at ir@monotype.com.

Participants in the Solicitation

Monotype and its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from Monotype’s stockholders with respect to the proposed merger transaction under the rules of the SEC. Information about the directors and executive officers of Monotype and their ownership of shares of Monotype’s common stock is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 25, 2019, its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 4, 2019 and in subsequent documents filed with the SEC, including the Proxy Statement. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests in the merger transaction, by security holdings or otherwise, will also be included in the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of this document as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Monotype generally identifies forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. These statements are only predictions. Monotype has based these forward-looking statements largely on its then-current expectations and projections about future events and financial trends as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Monotype’s control. Monotype’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) risks associated with Monotype’s ability to obtain the stockholder approval required to consummate the proposed merger transaction and the timing of the closing of the proposed merger transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed merger transaction will not occur; (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) unanticipated difficulties or expenditures relating to the proposed merger transaction, the response of business partners and competitors to the announcement of the proposed merger transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed merger transaction; and (v) those risks detailed in Monotype’s most recent Annual Report on Form 10-K and subsequent reports filed with the SEC, as well as other documents that may be filed by Monotype from time to time with the SEC. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Monotype cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, Monotype undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Monotype-HGGC Transaction Customer Letter

To Our Valued Customers:

I am excited to share with you that we have entered into a definitive agreement to be acquired by HGGC, a leading private-equity firm. Upon completion of this transaction, Monotype will become a private company with an enhanced ability to maximize your engagement in today’s digital, mobile and global landscape. This is an exciting milestone for Monotype and a terrific outcome for our customers. Our press release announcing this milestone can be found here.

HGGC supports our strategy, and as a private company, we can invest in ways that deliver more value and improve the overall experience for our customers. Over the last several years, we have adapted our business and our focus to address the needs of thousands of brands and millions of creative professionals worldwide. This is the right transaction at the right time for Monotype.

In terms of next steps, the transaction is expected to close in the fourth quarter of 2019. There will be no changes to your contract or services agreement as a result of this transaction and your point of contact at the Company will stay the same. We expect to remain at our current offices in Woburn and to operate much as we do today, guided by our mission, vision and values. Most importantly, you can continue to expect the same great service from us. Simply put, it is business as usual.

From everyone at Monotype, thank you for your business. Maintaining our focus on our customers remains our top priority, and we look forward to serving you for many years to come. Should you have any questions, please don’t hesitate to reach out.

Sincerely,

Scott Landers

Additional Information about the Proposed Merger Transaction and Where to Find It

This communication relates to the proposed merger transaction involving Monotype Imaging Holdings Inc. (“Monotype”) and may be deemed to be solicitation material in respect of the proposed merger transaction. In connection with the proposed merger transaction, Monotype will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that Monotype may file with the SEC or send to Monotype’s stockholders in connection with the proposed merger transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF MONOTYPE ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MONOTYPE, THE PROPOSED MERGER TRANSACTION AND RELATED MATTERS. The proposed merger transaction will be submitted to Monotype’s stockholders for their consideration. Investors and security holders will be able to obtain free copies of the Proxy Statement (when available) and other documents filed by Monotype with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Monotype with the SEC will also be available free of charge on Monotype’s website at www.monotype.com or by contacting Monotype’s Investor Relations contact at ir@monotype.com.

Participants in the Solicitation

Monotype and its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from Monotype’s stockholders with respect to the proposed merger transaction under the rules of the SEC. Information about the directors and executive officers of Monotype and their ownership of shares of Monotype’s common stock is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 25, 2019, its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 4, 2019 and in subsequent documents filed with the SEC, including the Proxy Statement. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests in the merger transaction, by security holdings or otherwise, will also be included in the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of this document as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Monotype generally identifies forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. These statements are only predictions. Monotype has based these forward-looking statements largely on its then-current expectations and projections about future events and financial trends as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Monotype’s control. Monotype’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) risks associated with Monotype’s ability to obtain the stockholder approval required to consummate the proposed merger transaction and the timing of the closing of the proposed merger transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed merger transaction will not occur; (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) unanticipated difficulties or expenditures relating to the proposed merger transaction, the response of business partners and competitors to the announcement of the proposed merger transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed merger transaction; and (v) those risks detailed in Monotype’s most recent Annual Report on Form 10-K and subsequent reports filed with the SEC, as well as other documents that may be filed by Monotype from time to time with the SEC. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Monotype cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, Monotype undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.